                                PLEDGE AGREEMENT
                                ----------------


     THIS PLEDGE AGREEMENT, dated as of October __, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect, called this "AGREEMENT"), is by and between MIKOHN GAMING CORPORATION, a Nevada corporation, (herein called "PLEDGOR"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "AGENT" for all "LENDERS" (as such terms are defined in the Credit Agreement described below).

                                  BACKGROUND:

     1. Pledgor, and FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions from time to time party thereto, have entered into a certain Credit Agreement of even date herewith (herein, as the same may be amended, restated, supplemented or otherwise modified from time to time, called the "CREDIT AGREEMENT"), pursuant to which Lenders have agreed to make certain Loans (as defined in the Credit Agreement) and other financial accommodations to or for the account of Pledgor.

     2. One of the conditions precedent to the obligations of Lenders under the Credit Agreement is that Pledgor shall have pledged to Agent, as security for the Obligations, 100% of the issued and outstanding capital stock of CEI and 65% of the issued and outstanding capital stock of each Foreign Subsidiary, which capital stock is described on Schedule I hereto.
                                    ----------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Pledgor agrees with Agent that:

     1.   DEFINITIONS.  Capitalized terms used but not elsewhere defined herein
          -----------
shall have the respective meanings ascribed to such terms in the Credit Agreement. When used herein, the following terms shall have the following meanings:

     COLLATERAL shall have the meaning assigned to such term in Section 2.
                                                                ---------

     ISSUER shall mean the issuer of any Pledged Shares or other Collateral.

     PLEDGED SHARES shall have the meaning assigned to such term in Section 2.
                                                                    ---------

     2.   PLEDGE.  To secure the prompt and complete payment and performance of
          ------
the Obligations and the obligations of Pledgor hereunder, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Agent for the benefit of Lenders and hereby grants to Agent for the benefit of Lenders a continuing security interest in the following (herein collectively called the "COLLATERAL"):

          (a) the shares of stock described in Schedule I hereto and all shares
                                               ----------
     of stock of CEI hereafter created or acquired by Pledgor (herein called the "PLEDGED SHARES") and the certificates representing or evidencing the Pledged Shares, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed after the Closing Date in respect of or in exchange for any or all of such Pledged Shares;

          (b) all other property hereafter delivered to Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed after the Closing Date in respect of or in exchange for any or all thereof; and

          (c) all proceeds of all of the foregoing;

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, for the benefit of Lenders, their successors and assigns, subject, however, to the terms,
                                          -------  -------
covenants and conditions hereafter set forth.

     3.   REPRESENTATIONS, WARRANTIES AND COVENANTS.
          -----------------------------------------

     (a) Pledgor represents and warrants to Lenders that: (i) the Pledged Shares are duly authorized and validly issued and are fully paid and non-assessable;
(ii) Agent has a valid, first perfected security interest in the Collateral and the proceeds thereof free of all Liens whatsoever, except the Lien created hereunder; (iii) the Pledged Shares represent 100% of the issued and outstanding capital stock of CEI (other than such capital stock issued to the successor in interest to John Renton Young (deceased) as disclosed in Section 6.11 of the Credit Agreement) and 65% of the issued and outstanding capital stock of each Foreign Subsidiary; and (iv) Pledgor will, at all times, keep pledged to Agent pursuant hereto 100% of the issued and outstanding capital stock of CEI and 65% of the issued and outstanding capital stock of each Foreign Subsidiary. Pledgor agrees to endorse and deliver to Lenders for pledge hereunder, promptly upon its obtaining thereof, any additional Collateral. As of the date of any such delivery of additional shares, certificates or instruments to Lenders, Pledgor represents and warrants that (x) Pledgor will own such shares, certificates and instruments free and clear of any rights of any other Person (other than pursuant to this Agreement), (y) Pledgor will have good and marketable title to said shares, certificates and instruments and have the right to pledge such shares, certificates or instruments to Lenders pursuant to this Agreement and
(z) Pledgor will have pledged to Lenders, as at such date, 100% of the issued and outstanding capital stock of CEI (other than such capital stock issued to the successor in interest to John Renton Young (deceased) as disclosed in
Section 6.11 of the Credit Agreement) and 65% of the issued and outstanding capital stock of each Foreign Subsidiary. Pledgor shall have represented and warranted, by delivery of any additional shares, certificates or instruments, that Lenders have a valid, first perfected security interest in said shares, certificates or instruments and the proceeds thereof free and clear of all Liens whatsoever. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Pledged Shares and other certificates or instruments have been paid and will hereafter be paid by Pledgor as such become due and payable.

     (b) Pledgor represents and warrants to Lenders that Pledgor is the lawful owner of the Pledged Shares, free and clear of all Liens, except the Lien created hereunder, with full right to deliver, pledge, assign and transfer such Pledged Shares to Lenders as Pledged Shares hereunder.

     (c) Until the Obligations have been paid in full and the Commitments have been terminated in accordance with the Credit Agreement, Pledgor will:

          (1) at its sole expense, promptly deliver to Agent, from time to time upon request of Agent, such assignments separate from certificate and other documents and instruments, in each case in form and substance satisfactory to Agent, with respect to the Collateral as Agent may reasonably request, to preserve and protect, and to enable Agent to enforce for the benefit of Lenders, its rights and remedies hereunder;

          (2) not sell, assign, exchange or otherwise transfer any of its rights to any of the Collateral;

          (3) not create or suffer to exist any Lien against, in or with respect to any of the Collateral except for the pledge hereunder and the Lien created hereby;

          (4) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral, or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto and/or pursuant to applicable securities laws; and

          (5) not take or fail to take any action which would in any manner impair the enforceability of Agent's Lien in any of the Collateral.

     (d) Each representation and warranty made or to be made herein by Pledgor shall be deemed remade as of and at the date of each Loan made from time to time under or in connection with the Credit Agreement with the same effect as if made contemporaneously with the making of such Loan.

     4.   CARE OF COLLATERAL.  Agent shall be deemed to have exercised
          ------------------
reasonable care in the custody and preservation of the Collateral if Agent takes such action for that purpose as Pledgor requests in writing, but failure of Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Agent to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do any act with respect to preservation of the Collateral so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

     5.   CERTAIN RIGHTS REGARDING COLLATERAL AND OBLIGATIONS.
          ---------------------------------------------------

     (a) Subject to Sections 5(c) and 6 hereof, Agent from time to time, after
                    -------------     -
the occurrence and during the continuance of an Event of Default, and without notice to Pledgor, may (i) transfer all or any part of the Collateral into the name of Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment directly to Agent of any amounts due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, (iv) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (v) take control of any proceeds of the Collateral.

     (b) Agent, from time to time and without notice to Pledgor, may take any or all of the following actions (provided that actions taken under clause (v) may only be taken after an Event of Default has occurred and is continuing): (i) retain or obtain a Lien upon any property to secure payment and performance of any of the Obligations or any obligation hereunder, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, with respect to any of the Obligations or any obligation hereunder, (iii) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Obligations, or release or compromise any obligation of Pledgor hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations or any obligation hereunder, (iv) release or fail to perfect its Lien upon, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property and (v) resort to the Collateral for payment of any of the Obligations or any obligation hereunder, whether or not Agent (A) shall have resorted to any other property securing any of the Obligations or any obligation hereunder or (B) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations or any obligation hereunder (all of the actions referred to in preceding clauses (A) and (B) being
                                                       -----------     ---
hereby expressly waived by Pledgor).

     (c) Agent shall have no right to vote the Pledged Shares or other Collateral or give consents, waivers or ratifications in respect thereof other than during the continuance of an Event of Default. After the occurrence and during the continuance of an Event of Default, unless such Event of Default shall have been cured or waived, Pledgor shall have the right to vote any and all of the Pledged Shares and other Collateral and give consents, waivers and ratifications in respect thereof unless and until it receives notice from Agent that such right has been terminated. Pledgor agrees to deliver (properly endorsed when required) to Agent, after the occurrence and during the continuance of an Event of Default, promptly upon request of Agent, such proxies and other documents as may be necessary for Agent to exercise the voting power with respect to the Pledged Shares and other Collateral then or previously owned by Pledgor.

     6.   DIVIDENDS, ETC.
          --------------

     (a) So long as no Event of Default shall have occurred and be continuing:

          (1) Pledgor shall be entitled to receive and retain any and all dividends on the Pledged Shares which it is otherwise entitled to receive.

          (2) If the Pledged Shares or any part thereof shall have been registered in the name of Agent, Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such dividend orders and other instruments as Pledgor reasonably may request for the purpose of enabling Pledgor to receive the dividends or other payments which Pledgor is authorized to receive and retain pursuant to clause (i) above.
                                                  ----------

     (b) Upon the occurrence and during the continuance of an Event of Default
(i) all rights of Pledgor pursuant to Section 6(a)(i) hereof shall cease and
                                      ---------------
Agent shall have the sole and exclusive right and authority to receive and retain the dividends which Pledgor would otherwise be authorized to retain, (ii) all such dividends, and all other distributions and payments made on or in respect of the Collateral which may at any time and from time to time be held by Pledgor, shall, until delivery to Agent, be held by Pledgor separate and apart from its other property in trust for Agent and (iii) any and all money and other property paid over to or received by Agent pursuant to the provisions of this paragraph (b) shall be retained by Agent as additional Collateral hereunder and
-------------
be applied in accordance with the provisions hereof.

     7.   EVENT OF DEFAULT.
          ----------------

     (a) Upon the occurrence and during the continuance of an Event of Default, Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to it, including, without limitation, sale, assignment, or other disposal of the Collateral in exchange for cash or credit. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, postage prepaid, addressed to Pledgor either at the address of Pledgor shown below, or at any other address of Pledgor appearing on the records of Agent. Any proceeds of any disposition of Collateral shall be applied as provided in Section 8 hereof. No
                                                          ---------
rights and remedies of Agent expressed hereunder are intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to all other rights and remedies herein conferred, or conferred upon Lenders under any other agreement or instrument relating to any of the Obligations or security therefor or now or hereafter existing at law or in equity or by statute. No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Agent permitted hereunder shall impair or affect the rights of Agent in and to the Collateral.

     (b) Pledgor agrees that in any sale of any of the Collateral, Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Agent is necessary to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Agent or any Lender be liable nor accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     8.   APPLICATION OF PROCEEDS.  The proceeds of sale of Collateral sold
          -----------------------
pursuant to the terms of Section 7 hereof and any cash held as Collateral
                         ---------
hereunder shall be applied by Agent as set forth in Section 4.2 of the Credit Agreement.

     9.   AUTHORITY OF AGENT.  Agent shall have, and be entitled to exercise,
          ------------------
all such powers hereunder as are specifically delegated to Agent by the terms hereof, together with such powers as are incidental thereto. Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain one counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Agent nor any director, officer or employee of Agent shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for their own gross negligence or willful misconduct. Pledgor hereby agrees to reimburse Agent, on demand, for all reasonable costs and expenses incurred by Agent in connection with the enforcement of this Agreement (including, without limitation, reasonable costs and expenses incurred by any agent employed by Agent) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Agent (and any such agent) from and against any and all liability incurred by Agent (or such agent) hereunder or in connection herewith, unless such liability shall be due to gross negligence or willful misconduct on the part of Agent or such agent, as the case may be.

     10.  TERMINATION.  Subject to Section 16(e), Pledgor agrees that its pledge
          -----------              -------------
hereunder shall (notwithstanding, without limitation, that at any time or from time to time all Obligations may have been paid in full) terminate only when all Obligations (including, without limitation, any extensions or renewals of any thereof) and all interest thereon and all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) paid or incurred by Agent or the holder or the holders of the Notes in endeavoring to enforce this Agreement, the Credit Agreement and the Credit Documents to which Lenders are a party or of which Lenders are beneficiaries shall have been finally paid in full and all Commitments under the Credit Agreement have been terminated, at which time Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or to such Person or Persons as Pledgor shall designate, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lenders pursuant to the terms hereof and shall still be held by Lenders hereunder, together with appropriate instruments of termination, reassignment and release, together with the cancellation and return of the Notes. Any such reassignment shall be without recourse upon, or representation or warranty (other than as to title and the absence of liens) by, Agent and at the sole cost and expense of Pledgor.

     11.  NOTICES.  All notices or other communications hereunder shall be given
          -------
in the manner specified under Section 11.7 of the Credit Agreement.

     12.  BINDING AGREEMENT; ASSIGNMENT.  This Agreement, and the terms,
          -----------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that
(i) Pledgor shall not assign this Agreement nor any interest herein nor in the Collateral, nor any part thereof, nor otherwise pledge, encumber or grant any option with respect to the Collateral, nor any part thereof.

     13.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
          -------------
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

     14.  SUBMISSION TO JURISDICTION.  ALL DISPUTES ARISING UNDER THIS
          --------------------------
AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT AGENT ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST PLEDGOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY AGENT IN GOOD FAITH TO ENABLE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY AGENT OR ANY LENDER. PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     15.  SERVICE OF PROCESS.  PLEDGOR HEREBY WAIVES PERSONAL SERVICE UPON IT
          ------------------
AND, AS ADDITIONAL SECURITY FOR THE OBLIGATIONS, HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN OFFICE ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET,

CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PERSON WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS ISSUED BY ANY COURT IN ANY LEGAL ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS AGREEMENT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO AGENT AT ITS ADDRESS AS PROVIDED IN SECTION 11.7 OF THE CREDIT AGREEMENT EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO ACCEPT SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     16.  JURY TRIAL.  PLEDGOR AND AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY
          ----------
JURY.  INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

     17.  LIMITATION OF LIABILITY.  NEITHER AGENT NOR ANY LENDER SHALL HAVE ANY
          -----------------------
LIABILITY TO PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY SUCH PERSON IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON AGENT OR ANY SUCH LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     18.  FILING AS A FINANCING STATEMENT.  At the option of the Agent, this
          -------------------------------
Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     19.  MISCELLANEOUS.
          -------------

     (a) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Agent and Pledgor and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

     (c) Except as otherwise set forth in the Credit Agreement and the Credit Documents, Pledgor hereby expressly waives to the fullest extent permitted by law: (i) notice of the acceptance by Agent or Lenders of this Agreement, (ii) notice of the existence or creation or nonpayment of all or any of the Obligations, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever and (iv) all diligence in collection or protection of or realization upon the Obligations or any portion thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     (d) Subject to the terms of the Credit Agreement, each Lender may, from time to time, without notice to Pledgor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were a Lender.

     (e) Pledgor agrees that, if at any time all or any part of any payment theretofore applied by Lenders to any of the Obligations is or must be rescinded or returned by Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lenders, and the pledge by Pledgor hereunder shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lenders had not been made.

     (f) No action of Agent permitted hereunder shall in any way affect or impair the rights of Agent and the obligations of Pledgor under this Agreement. Pledgor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     (g) All obligations of Pledgor and rights of Agent, Lenders and any other holder of any Note or a portion of the Obligations expressed in this Agreement shall be in addition to and not in limitation of those provided under applicable law or in any other written instrument or agreement relating to any of the Obligations.

     (h) This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same Agreement. Pledgor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

     (i) Lenders are the current holder of all Obligations but may in the future transfer, assign or sell certain Obligations, subject to the provisions of the Credit Agreement.

               [remainder of this page intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:   /s/ Don W. Stevens
                                    -----------------------------
                              Name: Don W. Stevens
                                    -----------------------------
                              Title: EVP
                                    -----------------------------


                              FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                              By:   First Source Financial, Inc.,
                                    its Agent/Manager

                                    By: /s/ Edward A. Szarkowicz
                                        ------------------------
                                        Edward A. Szarkowicz
                                        Vice President

                                                                      SCHEDULE I
                                                                              TO
                                                                PLEDGE AGREEMENT


                       STOCK OF CASINO EXCITEMENT, INC.
                           AND FOREIGN SUBSIDIARIES

                           LISTING OF STOCK PLEDGED


                                                 NUMBER OF
                            CERTIFICATE          SHARES OF
PLEDGED COMPANY                NUMBER           CAPITAL STOCK       % OWNERSHIP
---------------                ------           -------------       -----------
Casino Excitement, Inc.           3                       1             100%
Casino Excitement, Inc.           4                 266,949             100%

Mikohn Europe B.V.            uncertificated           *                 65%
                              security

Mikohn Gaming                                          *
Australasia Pty. Ltd.             *                                      65%

Mikohn South
America, S.A.                     *                    *                 65%

* Information to be furnished post closing

                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    NEVADA

                                     [ART]
NUMBER                                                             SHARES
   3                                                             **1*****


                            CASINO EXCITEMENT, INC.
        Capitalization 10,000,000 Shares Common Stock $0.01 Par Value

             THIS CERTIFIES THAT MIKOHN GAMING CORPORATION is the
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        registered holder of One******************************* Shares
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                            CASINO EXCITEMENT, INC.
   transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

        this 29th day                               of August A.D. 1994
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/s/ David J. Thompson               [SEAL]         /s/ David J. Thompson
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David J. Thompson  SECRETARY                       David J. Thompson  PRESIDENT

                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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266,999 Shares of the Common Stock of Casino Excitement, Inc. standing in the name of Mikohn Gaming Corporation on the books of said Corporation represented by Certificate No. 4 herewith and do hereby irrevocably constitute and appoint ______________________, attorney to transfer said stock on the books of the within named Corporation with full power of substitution.

                                       MIKOHN GAMING CORPORATION

Dated: October 24, 1997                By: /s/ SIGNATURE ILLEGIBLE
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                                       Its: Secretary
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